EXHIBIT 10.4

   TO:       SCOTSMAN GROUP, INC.
   ATTN:     JUDY PELTEKIAN

   PHONE:    (847) 215-4547
   FAX NO.   (847) 913-9844

   FROM:     THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO

   DATE:     17MAR97

   RE:       OUR REP:  8969.A         TRN ID:  1055720

   ----------------------------------------------------------------------


   WE ARE PLEASED TO CONFIRM THE TERMS OF THE TRANSACTION
   DESCRIBED BELOW BETWEEN THE FIRST NATIONAL BANK OF
   CHICAGO, CHICAGO ("FIRST CHICAGO")
   (THE FLOATING RATE PAYER), AND SCOTSMAN GROUP, INC.
   ("SCOTGRPINC") (THE FIXED RATE PAYER).

        TYPE OF TRANSACTION:     INTEREST RATE SWAP

        NOTIONAL AMOUNT:         USD 100,000,000.00

        TERM:

        ------

        TRADE DATE:              17MAR97
        EFFECTIVE DATE:          26MAR97
        TERMINATION DATE:        27MAR00, SUBJECT TO ADJUSTMENT IN
                                 ACCORDANCE WITH THE MODIFIED FOLLOWING
                                 BUSINESS DAY CONVENTION

        FIXED AMOUNTS:

        --------------

        FIXED RATE PAYER:        SCOTGRPINC

        PAYMENT DATES:           EACH MARCH 26, JUNE 26, SEPTEMBER 26,
                                 AND DECEMBER 26, COMMENCING JUNE 26,
                                 1997 AND ENDING MARCH 27, 2000.

        BUSINESS DAY
        CONVENTION:              MODIFIED FOLLOWING
        FIXED RATE:              6.4565 PCT

        FIXED RATE DAY COUNT
        FRACTION:                ACTUAL/360

        FLOATING AMOUNTS:

        -----------------

        FLOATING RATE PAYER:     FIRST CHICAGO

        PAYMENT DATES:           EACH MARCH 26, JUNE 26, SEPTEMBER 26,
                                 AND DECEMBER 26, COMMENCING JUNE 26,
                                 1997 AND ENDING MARCH 27, 2000.

        BUSINESS DAY
        CONVENTION:              MODIFIED FOLLOWING
        FLOATING RATE OPTION:    USD-LIBOR-BBA
        DESIGNATED MATURITY:     3 MONTHS
        FLOATING RATE DAY
        COUNT FRACTION:          ACTUAL/360
        RESET DATES:             THE FIRST DAY OF EACH CALCULATION PERIOD
        SPREAD PCT:              NONE
        INITIAL FLOATING RATE:
           (INCLUDING SPREAD)    TO BE SET

        COMPOUNDING:             INAPPLICABLE
        AVERAGING:               INAPPLICABLE
        METHOD OF AVERAGING:
        ROUNDING CONVENTION:     5 DECIMAL PLACES AS PER ISDA
        BUSINESS DAYS:           NEW YORK AND LONDON

   DOCUMENTATION:

   THIS CONFIRMATION SUPPLEMENTS, FORMS PART OF, AND IS SUBJECT TO, THE ISDA MASTER AGREEMENT DATED AS OF 03MAR94 BETWEEN THE PARTIES, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT"). TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THEIR MEANINGS
   AS DEFINED IN THE 1991 ISDA DEFINITIONS.

   DEALING WITH CONFIRMATIONS ON OUR BEHALF:

        DIANNE SCHUYLER     312-732-2148

   DEALING WITH SETTLEMENTS ON OUR BEHALF:

        EDWARD LAZOWSKI     312-732-2623

   FIRST CHICAGO PAYMENT INSTRUCTIONS:

   THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO
   ABA 071000013
   ACCT NUMBER 48115380
   ATTN:  INTEREST RATE SWAPS

   SCOTSMAN GROUP, INC. PAYMENT INSTRUCTIONS:

   PLEASE ADVISE

   PLEASE CONFIRM THE FOREGOING CORRECTLY SETS FORTH THE TERMS OF
   OUR AGREEMENT BY EXECUTING THIS LETTER AND RETURNING IT VIA
   FACSIMILE TO:

        DERIVATIVES PRODUCT SUPPORT - CONFIRMATIONS
        THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO
        (312) 336-4403  (FAX)


   IT HAS BEEN A PLEASURE WORKING WITH YOU ON THIS INTEREST RATE
   SWAP TRANSACTION AND WE LOOK FORWARD TO COMPLETING SIMILAR
   TRANSACTIONS WITH YOU IN THE NEAR FUTURE.

                                 REGARDS,
                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 CHICAGO


                                 BY: /s/ Howard Costley
                                     -----------------------------------
                                 NAME:     Howard Costley
                                 TITLE:    1st VP

                                 BY: /s/ R. Coats
                                     -----------------------------------
                                 NAME:     R. Coats
                                 TITLE:    1st VP 8333

   ACCEPTED AND CONFIRMED AS OF THE DATE HERETO:
   SCOTSMAN GROUP, INC.


   BY: /s/ D. Holmes
       ---------------------------------
   NAME:     Donald D. Holmes
   TITLE:    V.P.

   TO:       SCOTSMAN GROUP, INC.
   ATTN:     JUDY PELTEKIAN

   PHONE:    (847) 215-4547
   FAX NO.   (847) 913-9844

   FROM:     THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO

   DATE:     17MAR97

   RE:       OUR REF:  8970.A         TRN ID:  1055740

   ----------------------------------------------------------------------


   WE ARE PLEASED TO CONFIRM THE TERMS OF THE TRANSACTION
   DESCRIBED BELOW BETWEEN THE FIRST NATIONAL BANK OF
   CHICAGO, CHICAGO ("FIRST CHICAGO")
   (THE FLOATING RATE PAYER), AND SCOTSMAN GROUP, INC.
   ("SCOTGRPINC") (THE FIXED RATE PAYER).

        TYPE OF TRANSACTION:     INTEREST RATE SWAP

        NOTIONAL AMOUNT:         USD 50,000,000.00

        TERM:

        ------

        TRADE DATE:              17MAR97
        EFFECTIVE DATE:          26MAR97
        TERMINATION DATE:        27MAR00, SUBJECT TO ADJUSTMENT IN
                                 ACCORDANCE WITH THE MODIFIED FOLLOWING
                                 BUSINESS DAY CONVENTION

        FIXED AMOUNTS:

        -------------

        FIXED RATE PAYER:        SCOTGRPINC

        PAYMENT DATES:           EACH MARCH 26, JUNE 26, SEPTEMBER 26,
                                 AND DECEMBER 26, COMMENCING JUNE 26,
                                 1997 AND ENDING MARCH 27, 2000.

        BUSINESS DAY
        CONVENTION:              MODIFIED FOLLOWING
        FIXED RATE:              6.245 PCT

        FIXED RATE DAY COUNT
        FRACTION:                ACTUAL/360

        FLOATING AMOUNTS:

        ----------------

        FLOATING RATE PAYER:     FIRST CHICAGO

        PAYMENT DATES:           EACH MARCH 26, JUNE 26, SEPTEMBER 26,
                                 AND DECEMBER 26, COMMENCING JUNE 26,
                                 1997 AND ENDING MARCH 27, 2000.

        BUSINESS DAY
        CONVENTION:              MODIFIED FOLLOWING
        FLOATING RATE OPTION:    USD-LIBOR-BBA
        DESIGNATED MATURITY:     3 MONTHS
        FLOATING RATE DAY
        COUNT FRACTION:          ACTUAL/360
        RESET DATES:             THE FIRST DAY OF EACH CALCULATION PERIOD
        SPREAD PCT:              NONE
        INITIAL FLOATING RATE:
           (INCLUDING SPREAD)    TO BE SET

        COMPOUNDING:             INAPPLICABLE
        AVERAGING:               INAPPLICABLE
        METHOD OF AVERAGING:
        ROUNDING CONVENTION:     5 DECIMAL PLACES AS PER ISDA
        BUSINESS DAYS:           NEW YORK AND LONDON



   OPTION TERMS

   SCOTSMAN GROUP, INC. HEREBY GRANTS TO FIRST CHICAGO THE RIGHT, EXERCISABLE ONLY ONCE, TO CHANGE THE TERMINATION DATE OF THE INTEREST RATE SWAP TRANSACTION TO MARCH 26, 2002 BY PROVIDING NOTICE (WHICH MAY BE TELEPHONIC) TO SCOTSMAN GROUP, INC. BY 11:00 A.M. (CENTRAL TIME) ON MARCH 23, 2000. ANY TELEPHONIC NOTICE SO PROVIDED SHALL BE FOLLOWED UP WITH WRITTEN NOTICE OF THE SAME (WHICH MAY BE BY FACSIMILE) WITHIN 2 BUSINESS DAYS FOLLOWING SUCH TELEPHONIC NOTICE; PROVIDED, HOWEVER, THAT THE EFFECTIVENESS OF ANY TELEPHONIC NOTICE ACTUALLY RECEIVED BY AN AUTHORIZED EMPLOYEE OF SCOTSMAN GROUP, INC. SHALL NOT BE CONTINGENT UPON SUCH FOLLOW-UP NOTICE. IN THE EVENT FIRST CHICAGO EXERCISES SUCH OPTION IN ACCORDANCE WITH THIS CONFIRMATION, MARCH 26, 2002 SHALL BECOME THE TERMINATION DATE OF THIS INTEREST RATE SWAP TRANSACTION EFFECTIVE AS OF THE DATE OF SUCH NOTICE.

   DOCUMENTATION:

   THIS CONFIRMATION SUPPLEMENTS, FORMS PART OF, AND IS SUBJECT TO, THE ISDA MASTER AGREEMENT DATED AS OF 03MAR94 BETWEEN THE PARTIES, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME (THE "AGREEMENT"). TERMS USED AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THEIR MEANINGS
   AS DEFINED IN THE 1991 ISDA DEFINITIONS.

   DEALING WITH CONFIRMATIONS ON OUR BEHALF:

        DIANNE SCHUYLER     312-732-2148

   DEALING WITH SETTLEMENTS ON OUR BEHALF:

        EDWARD LAZOWSKI     312-732-2623


   FIRST CHICAGO PAYMENT INSTRUCTIONS:

   THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO
   ABA 071000013
   ACCT NUMBER 48115380
   ATTN:  INTEREST RATE SWAPS

   SCOTSMAN GROUP, INC. PAYMENT INSTRUCTIONS:

   PLEASE ADVISE

   PLEASE CONFIRM THE FOREGOING CORRECTLY SETS FORTH THE TERMS OF
   OUR AGREEMENT BY EXECUTING THIS LETTER AND RETURNING IT VIA
   FACSIMILE TO:

        DERIVATIVES PRODUCT SUPPORT - CONFIRMATIONS
        THE FIRST NATIONAL BANK OF CHICAGO, CHICAGO
        (312) 336-4403  (FAX)

   IT HAS BEEN A PLEASURE WORKING WITH YOU ON THIS INTEREST RATE
   SWAP TRANSACTION AND WE LOOK FORWARD TO COMPLETING SIMILAR
   TRANSACTIONS WITH YOU IN THE NEAR FUTURE.

                                 REGARDS,
                                 THE FIRST NATIONAL BANK OF CHICAGO,
                                 CHICAGO


                                 BY: /s/ Howard Costley
                                     -----------------------------------
                                 NAME:     Howard Costley
                                 TITLE:    1st V.P.


                                 BY: /s/ R. Coats
                                     ------------------------------------
                                 NAME:     R. Coats
                                 TITLE:    1st VP 8333



   ACCEPTED AND CONFIRMED AS OF THE DATE HERETO:
   SCOTSMAN GROUP, INC.


   BY: /s/ D. Holmes
       ------------------------------------
   NAME:     Donald D. Holmes
   TITLE:    V.P.